Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

May 13, 2025

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of the date first written above among INNOVATUS LIFE SCIENCES LENDING FUND I, LP, a Delaware limited partnership (“Innovatus”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 to the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”), including but not limited to Innovatus, in its capacity as a Lender, and OXFORD FINANCE LLC, a Delaware limited liability company (“Oxford”), and CELCUITY INC., a Delaware corporation (“Borrower”).

A. Collateral Agent, Borrower and Lenders have entered into that certain Amended and Restated Loan and Security Agreement dated as of May 30, 2024 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof;

B. Borrower has requested that Collateral Agent and Required Lenders modify certain provisions of the Loan Agreement; and

C. Collateral Agent and Required Lenders have agreed to amend certain provisions of the Loan Agreement, subject to, and in accordance with, the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein.

Agreement

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Collateral Agent and Required Lenders hereby agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.4(g) (First Amendment Fee). Subsection 2.4(g) is hereby added to the end of Section 2.4 of the Loan Agreement as follows:

“(g) First Amendment Fee. A fully earned, non-refundable amendment fee in an aggregate amount of Forty Thousand Dollars ($40,000.00) (the “First Amendment Fee”) to be paid to Oxford (notwithstanding the Section 2.4 lead-in regarding fees to be paid to Collateral Agent) and due and payable on the First Amendment Effective Date.”

2.2 Section 2.7 (Conversion to Equity). The first paragraph of Section 2.7 of the Loan Agreement is hereby amended and restated as follows:

“2.7 Conversion to Equity. Innovatus shall have the right at its election, but not the obligation, until March 9, 2026, to convert up to twenty percent (20.00%) of the outstanding principal amount of the Term A Loan into shares of Common Stock of Borrower at a price per share of Ten Dollars ($10.00), which price shall be subject to appropriate adjustment for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after August 9, 2022. Such shares shall be referred to herein as “Borrower Equity”.”

2.3 Section 6.13 (Liquidity Covenant). The first paragraph of Section 6.13 of the Loan Agreement is hereby amended and restated as follows:

“6.13 Liquidity Covenant. Borrower shall at all times maintain in Collateral Accounts subject to Control Agreements in favor of Collateral Agent aggregate unrestricted cash balance of not less than thirty percent (30.00%) (the “Minimum Liquidity Percentage”) of the outstanding balance of the Term Loans (inclusive of any accrued payment in kind interest); provided that, if Borrower fails to achieve the Term D Milestone prior to June 1, 2025, beginning on the earlier of (x) June 1, 2025 and (y) the date on which achievement of the Term D Milestone would become a virtual impossibility by virtue of results of the VIKTORIA-1 trial, the Minimum Liquidity Percentage shall be increased to fifty percent (50.00%); provided however that, upon Borrower’s achievement of the Term D Milestone prior to the end of the Term D Draw Period, the Minimum Liquidity Percentage shall be decreased to thirty percent (30.00%); and provided further that, upon Borrower’s achievement of the Term E Milestone, the Minimum Liquidity Percentage shall be decreased to twenty-five percent (25.00%).

Notwithstanding the foregoing, in the event that Borrower is delinquent in payment of its rent or accounts payable to its critical vendors (as reasonably identified as such by Collateral Agent and the Required Lenders in their reasonable business judgment), Collateral Agent and the Required Lenders may increase the Minimum Liquidity Percentage in their reasonable business judgment and Borrower agrees to enter into an amendment to this Agreement to memorialize such increase.”

2.4 Section 13 (Definitions). The following defined terms in Section 13 of the Loan Agreement are hereby amended and restated as follows:

“First Amendment Effective Date” is May 13, 2025.

“Term D Draw Period” is the period commencing on December 1, 2024 and ending on the earlier of (i) August 31, 2025 and (ii) the occurrence of an Event of Default (unless such Event of Default is waived by Collateral Agent and Lenders for the purposes of the continuation of the Term D Draw Period).

2.5 Celcuity Inc.. All references in the Loan Agreement and all other Loan Documents to “Celcuity, Inc.” are hereby replaced with “Celcuity Inc.”.

3. Limitation of Amendment.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Collateral Agent and Required Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Required Lenders as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date) and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The Operating Documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of Borrower to Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the Operating Documents of Borrower;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

4.6 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Loan Document. Borrower, Collateral Agent and Lenders agree that this Amendment shall be a Loan Document. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

6. Release by Borrower.

6.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and each Lender and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment solely to the extent such claims arise out of or are in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing (collectively “Released Claims”).

6.2 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected in relation to the Released Claims; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Collateral Agent or Lenders with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

6.3 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.

7. Effectiveness. This Amendment shall be deemed effective as of the date hereof upon Collateral Agent and the Lenders’ receipt of each of the following, in form and substance acceptable to Collateral Agent and the Lenders: (a) a duly executed copy of this Amendment; (b) a duly executed Corporate Borrowing Certificate in the form attached hereto; (c) Borrower’s payment to Oxford of the First Amendment Fee; and (d) Borrower’s payment to Collateral Agent of all Lenders’ Expenses incurred through the First Amendment Effective Date.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. Delivery by electronic transmission (e.g. “.pdf”) of an executed counterpart of this Amendment shall be effective as a manually executed counterpart signature thereof.

9. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Loan and Security Agreement to be duly executed and delivered as of the date first set forth above.

BORROWER:

CELCUITY INC.

By:	/s/ Brian F. Sullivan
Name:
Title:

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[Signature Page to First Amendment to A&R Loan and Security Agreement]

COLLATERAL AGENT:

INNOVATUS LIFE SCIENCES LENDING FUND I, LP

By:	/s/ Andew Dym
Name:	Andrew Dym
Its:	Authorized Signatory

LENDERS:

INNOVATUS LIFE SCIENCES LENDING FUND I, LP

By:	/s/ Andrew Dym
Name:	Andrew Dym
Its:	Authorized Signatory

OXFORD FINANCE LLC

By:	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Its:	Executive Vice President

OXFORD FINANCE FUNDING III, LLC,

OXFORD FINANCE FUNDING TRUST 2023-1,

OXFORD FINANCE FUNDING XIII, LLC,

OXFORD FINANCE FUNDING IX, LLC

By:	Oxford Finance LLC, as servicer

/s/ Colette H. Featherly
Name:	Colette H. Featherly
Its:	Executive Vice President

OXFORD FINANCE CREDIT FUND FUNDING TRUST II

By:	Oxford Finance Credit Fund II LP, as servicer
By:	Oxford Finance Advisors, LLC, as manager

/s/ Colette H. Featherly
Name:	Colette H. Featherly
Its:	Executive Vice President

OXFORD FINANCE CREDIT FUND FUNDING III, LP

By:	Oxford Finance Credit Fund III LP, as collateral manager
By:	Oxford Finance Advisors, LLC, as manager

/s/ Colette H. Featherly
Name:	Colette H. Featherly
Its:	Executive Vice President

[Signature Page to First Amendment to A&R Loan and Security Agreement]

CORPORATE BORROWING CERTIFICATE

Borrower:	CELCUITY INC.	Date: May 13, 2025
Lender:	INNOVATUS LIFE SCIENCES LENDING FUND I, LP, as Collateral Agent and a Lender

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Articles/Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Articles/Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Articles/Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

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Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

Brian F. Sullivan	Chairman and Chief Executive Officer		☒

Vicky Hahne	Chief Financial Officer		☒

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from the Lenders.

Execute Loan Documents. Execute any loan documents any Lender requires.

Grant Security. Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Issue Warrants. Issue warrants for Borrower’s capital stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

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5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:	Lance G. Laing
Title:	Chief Science Officer, Vice President and Secretary

Exhibit A

Certificate of Incorporation

(Intentionally Omitted)

Exhibit B

Bylaws

(Intentionally Omitted)